The RMR Group Inc. Announces First Quarter Fiscal 2023 Financial Results February 2, 2023 Exhibit 99.2

2 Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.40 per share to shareholders of record as of the close of business on January 23, 2023. This dividend will be paid on or about February 16, 2023. Conference Call A conference call to discuss RMR’s fiscal first quarter results will be held on Friday, February 3, 2023 at 10:00 a.m. Eastern Time. The conference call may be accessed by dialing (877) 270-2148 or (412) 902-6510 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (412) 317-0088; the replay pass code is 2116861. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About The RMR Group The RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. RMR’s vertical integration is supported by approximately 600 real estate professionals in more than 30 offices nationwide who manage over $37 billion in assets under management and leverage more than 35 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. "Despite a challenging economic environment, both the durability of RMR’s business and diversity of the real estate sectors in which we manage assets contributed to strong first quarter results consistent with our quarterly guidance. On a year over year basis, AUM and Fee- Earning AUM each grew by at least 10% and we continue to pay an attractive and well covered dividend. Lastly, we increased our cash position to over $200 million and we believe that we remain well positioned to pursue long term growth opportunities." Adam Portnoy, President and Chief Executive Officer THE RMR GROUP INC. ANNOUNCES FIRST QUARTER FISCAL 2023 FINANCIAL RESULTS Newton, MA (February 2, 2023). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended December 31, 2022.

3 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering,” and similar expressions. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the following: the dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; the long-term impact of the COVID-19 pandemic on its clients’ businesses; potential terminations of the management agreements with its clients; increases in market interest rates, which may significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; its ability to obtain or create new clients for its business and other circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably and to grow and increase their market capitalizations and total shareholder returns; litigation risks; risks related to acquisitions, dispositions and other activities by or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; its ability to retain the services of its managing directors and other key personnel; and RMR and its clients’ risks associated with RMR and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (SEC), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on its website and at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Investor Relations Contact Melissa McCarthy, Manager (617) 796-8230 WARNING REGARDING FORWARD-LOOKING STATEMENTS Corporate Headquarters Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458

First Quarter Fiscal 2023 Financial Results

5 ($ in thousands, except per share amounts) 1Q'23 Per Share 1Q'22 Per Share GAAP Financial Measures Net Income $ 14,240 $ 18,292 Net Income Margin 28.7% 39.8 % Net Income Attributable to The RMR Group Inc. $ 6,337 $ 0.37 $ 8,042 $ 0.49 Non-GAAP Financial Measures Adusted Net Income Attributable to The RMR Group Inc. $ 8,669 $ 0.51 $ 7,587 $ 0.46 Adjusted EBITDA $ 26,421 $ 23,295 Adjusted EBITDA Margin 50.8% 48.2 % Distributable Earnings $ 18,327 $ 0.58 $ 19,137 $ 0.61 Total Distributions $ 11,442 $ 0.40 $ 10,764 $ 0.38 Distribution Payout Ratio 62.4% 56.2 % Assets Under Management (AUM) AUM $ 37,394,167 $ 33,439,610 Perpetual Capital AUM $ 30,039,248 $ 30,121,349 Fee-Earning AUM $ 26,896,126 $ 24,433,952 • Assets Under Management of $37.4 Billion • Net Income of $14.2 Million and Net Income Attributable to The RMR Group Inc. of $6.3 Million, or $0.37 Per Diluted Share • Adjusted Net Income of $8.7 Million, or $0.51 Per Diluted Share • Adjusted EBITDA of $26.4 Million • Cash and Cash Equivalents of $201.0 Million and No Outstanding Debt Obligations THE RMR GROUP INC.'S FIRST QUARTER FISCAL 2023 HIGHLIGHTS All amounts in this presentation are unaudited. See Non-GAAP Financial Measures beginning on page 14 for disclosures and reconciliations to GAAP financial measures. See Notes and Definitions beginning on page 19 for notes and terms used throughout this presentation.

6 Managed Public Real Estate Capital Managed Private Real Estate Capital $30,039,248 80% $7,354,919 20% $37,394,167 $30,121,349 90% $3,318,261 10% $33,439,610 AUM AUM BY SOURCE ($ in thousands) 1Q'23 1Q'22 Fee-Earning AUM $22,788,677 85% $4,107,449 15% $26,896,126 $21,306,431 87% $3,127,521 13% $24,433,952 Perpetual Capital Private Capital

7 AUM BY COMMERCIAL REAL ESTATE SECTOR 23% 17% 18% 19% 14% 9% Office Industrial Hotels Retail Residential Medical Office & Life Science

8 Managed Public Real Estate Capital Managed Private Real Estate Capital MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE $33,042 $32,796 $27,919 $29,528 $5,123 $3,268 1Q'23 1Q'22 $10,911 $9,986 $8,834 $9,083 $2,077 $903 1Q'23 1Q'22 $5,686 $3,233 $5,245 $3,137 $441 $96 1Q'23 1Q'22 $49,639 $46,015 $41,998 $41,748 $7,641 $4,267 1Q'23 1Q'22 See Notes and Definitions beginning on page 19. ($ in thousands) Base Business Management & Advisory Fees Base Property Management Fees Construction Supervision Fees Total Management & Advisory Services Revenues Perpetual Capital Private Capital

9 PERPETUAL CAPITAL AUM Commercial Real Estate Fee-Earning Sector AUM AUM Service Properties Trust (NASDAQ: SVC) Hotels / Retail $ 11,273,106 $ 9,093,152 Diversified Healthcare Trust (NASDAQ: DHC) Medical Office & Life Science / Residential 7,364,926 3,235,870 Office Properties Income Trust (NASDAQ: OPI) Office 5,903,729 3,105,356 Industrial Logistics Properties Trust (NASDAQ: ILPT) * Industrial 2,647,962 4,504,774 TravelCenters of America Inc. (NASDAQ: TA) Retail 1,891,517 1,891,517 Seven Hills Realty Trust (NASDAQ: SEVN) Diversified 678,555 678,555 AlerisLife Inc. (NASDAQ: ALR) Residential 279,453 279,453 Total Perpetual Capital $ 30,039,248 $ 22,788,677 ($ in thousands) * ILPT AUM excludes Mountain JV and ILPT Fee-Earning AUM includes Mountain JV.

10 PRIVATE CAPITAL AUM AND INVESTMENT PERFORMANCE Inception to 1Q'23 Date Fee-Earning Net Internal Net Internal AUM AUM Rate of Return (1) Rate of Return (1) Industrial Real Estate Funds ("Core Plus") * $ 3,941,824 $ 891,595 —% 8% Medical Office & Life Science Real Estate Funds ("Core Plus") 2,406,626 2,406,626 (2)% 17% Office Real Estate Funds ("Core Plus") 156,551 156,551 (2)% 4% Hotel Real Estate (Sonesta) 430,353 430,353 NA NA Other Real Estate 419,565 222,324 NA NA Total Private Capital $ 7,354,919 $ 4,107,449 * Industrial Funds AUM includes Mountain JV and Industrial Funds Fee-Earning AUM excludes Mountain JV. ($ in thousands) See Notes and Definitions beginning on page 19.

11 GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME ($ in thousands) (unaudited) 1Q'23 1Q'22 Revenues: Management services (1) $ 48,548 $ 44,897 Advisory services 1,091 1,118 Total management and advisory services revenues 49,639 46,015 Reimbursable compensation and benefits 14,323 14,397 Reimbursable equity based compensation 2,289 1,598 Other reimbursable expenses 184,489 119,558 Total reimbursable costs 201,101 135,553 Total revenues 250,740 181,568 Expenses: Compensation and benefits 33,264 31,791 Equity based compensation 2,850 2,219 Separation costs 438 — Total compensation and benefits expense 36,552 34,010 General and administrative 9,163 7,671 Other reimbursable expenses 184,489 119,558 Depreciation and amortization 268 236 Total expenses 230,472 161,475 Operating income 20,268 20,093 Interest income 1,770 57 Unrealized (loss) gain on equity method investments accounted for under the fair value option (5,314) 1,196 Income before income tax expense 16,724 21,346 Income tax expense (2,484) (3,054) Net income 14,240 18,292 Net income attributable to noncontrolling interest (7,903) (10,250) Net income attributable to The RMR Group Inc. $ 6,337 $ 8,042 Substantially all revenues are earned from related parties. See Notes and Definitions beginning on page 19.

12 GAAP RESULTS: EARNINGS PER COMMON SHARE (amounts in thousands, except per share amounts) (unaudited) 1Q'23 1Q'22 Numerators: Net income attributable to The RMR Group Inc. $ 6,337 $ 8,042 Less: income attributable to unvested participating securities (81) (78) Net income attributable to The RMR Group Inc. used in calculating basic EPS 6,256 7,964 Effect of dilutive securities: Add back: income attributable to unvested participating securities 81 78 Add back: net income attributable to noncontrolling interest 7,903 10,250 Add back: income tax expense 2,484 3,054 Less: income tax expense assuming redemption of noncontrolling interest’s Class A Units for Class A Common Shares (1) (4,983) (6,064) Net income used in calculating diluted EPS $ 11,741 $ 15,282 Denominators: Common shares outstanding 16,605 16,485 Less: unvested participating securities (201) (160) Weighted average common shares outstanding - basic 16,404 16,325 Effect of dilutive securities: Add: assumed redemption of noncontrolling interest’s Class A Units for Class A Common Shares 15,000 15,000 Add: incremental unvested shares 9 — Weighted average common shares outstanding - diluted 31,413 31,325 Net income attributable to The RMR Group Inc. per common share - basic $ 0.38 $ 0.49 Net income attributable to The RMR Group Inc. per common share - diluted $ 0.37 $ 0.49 See Notes and Definitions beginning on page 19.

13 GAAP RESULTS: CONDENSED CONSOLIDATED BALANCE SHEETS ($ in thousands) (unaudited) 1Q'23 4Q'22 Assets Cash and cash equivalents $ 200,965 $ 189,088 Due from related parties 120,069 108,821 Prepaid and other current assets 5,750 5,372 Total current assets 326,784 303,281 Property and equipment, net 3,769 2,495 Due from related parties, net of current portion 18,209 14,557 Equity method investments accounted for under the fair value option 43,373 49,114 Goodwill and intangible assets, net of amortization 2,050 2,057 Operating lease right of use assets 30,259 28,894 Deferred tax asset 17,552 17,112 Other assets, net of amortization 122,541 124,895 Total assets $ 564,537 $ 542,405 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 87,213 $ 80,221 Accounts payable and accrued expenses 28,023 16,745 Operating lease liabilities 4,820 4,693 Employer compensation liability 6,908 7,516 Total current liabilities 126,964 109,175 Operating lease liabilities, net of current portion 26,764 25,626 Amounts due pursuant to tax receivable agreement, net of current portion 23,308 23,308 Employer compensation liability, net of current portion 18,209 14,557 Total liabilities 195,245 172,666 Total equity 369,292 369,739 Total liabilities and equity $ 564,537 $ 542,405

14 Non-GAAP Financial Measures

RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

The following tables present the impact of certain individually significant items on the financial results for the three months ended December 31, 2022 and 2021, assuming the redemption of the noncontrolling interest's 15,000,000 Class A Units is dilutive to earnings per share as presented on page 12.

(amounts in thousands, except per share amounts) (unaudited)	Net Income Attributable to The RMR Group Inc.	Add: Net Income Attributable to Noncontrolling Interest	Add: Income Tax Expense	Income Before Income Tax Expense	Less: Estimated Income Tax Expense (1)	Net Income Used in Calculating Diluted EPS	Weighted Average Common Shares Outstanding - Diluted	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted
Three Months Ended December 31, 2022:								
Net income attributable to The RMR Group Inc.	$ 6,337	$ 7,903	$ 2,484	$ 16,724	$ (4,983)	$ 11,741	31,413	$ 0.37
Unrealized loss on equity method investments accounted for under the fair value option	2,003	2,522	789	5,314	(1,583)	3,731	31,413	0.12
Separation costs	165	208	65	438	(131)	307	31,413	0.01
Technology transformation investments	164	206	65	435	(130)	305	31,413	0.01
Adjusted net income attributable to The RMR Group Inc.	$ 8,669	$ 10,839	$ 3,403	$ 22,911	$ (6,827)	$ 16,084	31,413	$ 0.51
Three Months Ended December 31, 2021:								
Net income attributable to The RMR Group Inc.	$ 8,042	$ 10,250	$ 3,054	$ 21,346	$ (6,064)	$ 15,282	31,325	$ 0.49
Unrealized gain on equity method investments accounted for under the fair value option	(455)	(570)	(171)	(1,196)	340	(856)	31,325	(0.03)
Adjusted net income attributable to The RMR Group Inc.	$ 7,587	$ 9,680	$ 2,883	$ 20,150	$ (5,724)	$ 14,426	31,325	$ 0.46

(1) Estimated income tax expense assumes the hypothetical conversion of the noncontrolling interest and the resulting consolidated entities' estimated tax rates of approximately 29.8% and 28.4% for the three months ended December 31, 2022 and 2021, respectively.

15

THE RMR GROUP

16 RECONCILIATION OF EBITDA AND ADJUSTED EBITDA FROM NET INCOME ($ in thousands) (unaudited) 1Q'23 1Q'22 Net income $ 14,240 $ 18,292 Income tax expense 2,484 3,054 Depreciation and amortization 268 236 EBITDA 16,992 21,582 Other asset amortization 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 561 621 Separation costs 438 — Straight line office rent (100) (66) Unrealized loss (gain) on equity method investments accounted for under the fair value option 5,314 (1,196) Distributions from equity method investments 427 — Technology transformation investments 435 — Adjusted EBITDA $ 26,421 $ 23,295

17 CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (amounts in thousands, except per share amounts) (unaudited) 1Q'23 1Q'22 Calculation of Net Income Margin: Total management and advisory services revenues $ 49,639 $ 46,015 Net income $ 14,240 $ 18,292 Net Income Margin 28.7% 39.8% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive business management fees, if any) (1) $ 51,993 $ 48,369 Adjusted EBITDA $ 26,421 $ 23,295 Adjusted EBITDA Margin 50.8% 48.2% Calculation of Distributable Earnings: Adjusted EBITDA $ 26,421 $ 23,295 Less: Tax distributions to members (2) (8,094) (4,158) Distributable Earnings $ 18,327 $ 19,137 Class A and Class B-1 Common Share Distributions $ 6,642 $ 6,264 Class A Units Distributions 4,800 4,500 Total Distributions $ 11,442 $ 10,764 Calculation of Distributable Earnings per Share: Distributable Earnings $ 18,327 $ 19,137 Distributable Earnings Shares Outstanding 31,605 31,485 Distributable Earnings per Share $ 0.58 $ 0.61 See Notes and Definitions beginning on page 19.

18 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is Net Income Margin, which represents net income divided by total management and advisory services revenues. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiatives or relate to noncash unrealized gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings Per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of RMR LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as unrealized gains and losses, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive business management fees, if any). NON-GAAP FINANCIAL MEASURES

19 Notes & Definitions

20 NOTES Notes to page 8 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE The following tables present revenues by client: BASE BUSINESS MANAGEMENT & ADVISORY FEES ($ in thousands) 1Q'23 1Q'22 DHC $ 3,664 $ 5,866 ILPT 5,902 2,768 OPI 3,639 4,574 SVC 8,168 10,446 SEVN 1,091 1,118 ALR 1,264 1,145 TA 4,191 3,611 Total Perpetual Capital 27,919 29,528 Sonesta 2,111 1,814 Other private entities 3,012 1,454 Total Private Capital 5,123 3,268 Total Base Business Management & Advisory Fees $ 33,042 $ 32,796 BASE PROPERTY MANAGEMENT FEES ($ in thousands) 1Q'23 1Q'22 DHC $ 1,492 $ 2,345 ILPT 2,948 1,633 OPI 3,404 4,112 SVC 990 993 Total Perpetual Capital 8,834 9,083 Sonesta — — Other private entities 2,077 903 Total Private Capital 2,077 903 Total Base Property Management Fees $ 10,911 $ 9,986

21 NOTES (CONTINUED) TOTAL MANAGEMENT & ADVISORY SERVICES REVENUE ($ in thousands) 1Q'23 1Q'22 DHC $ 6,456 $ 9,125 ILPT 9,020 4,515 OPI 10,208 10,564 SVC 9,768 11,670 SEVN 1,091 1,118 ALR 1,264 1,145 TA 4,191 3,611 Total Perpetual Capital 41,998 41,748 Sonesta 2,126 1,814 Other private entities 5,515 2,453 Total Private Capital 7,641 4,267 Total Management & Advisory Services Revenues $ 49,639 $ 46,015 CONSTRUCTION SUPERVISION FEES ($ in thousands) 1Q'23 1Q'22 DHC $ 1,300 $ 914 ILPT 170 114 OPI 3,165 1,878 SVC 610 231 Total Perpetual Capital 5,245 3,137 Sonesta 15 — Other private entities 426 96 Total Private Capital 441 96 Total Construction Supervision Fees $ 5,686 $ 3,233 Notes to page 8 – MANAGEMENT AND ADVISORY SERVICES REVENUES BY SOURCE (CONTINUED)

NOTES (CONTINUED)

Notes to page 10 - PRIVATE CAPITAL AUM AND INVESTMENT PERFORMANCE

(1) Net Internal Rate of Return (Net IRR), for the quarter represents a time-weighted return, which is calculated by determining the percentage change in net asset value based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees and joint venture and fund level expenses. Inception to date Net IRR represents a dollar-weighed return, which is calculated based on the timing of cash flows of the joint venture and fund. Partial year Net IRR is not annualized. Due to the nature of its calculation, the timing of investment cash flows reflected in Net IRR may differ from the timing of actual investment cash flows for the joint venture and fund. In addition, Net IRR may differ from an individual investor's Net IRR due to the timing of that investor's contributions to the joint venture or fund.

Notes to page 11 - GAAP RESULTS: CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(1) Management services revenues includes base business management fees earned from the Managed Equity REITs monthly based upon the lower of (i) the average historical cost of each REIT's properties and (ii) each REIT's average market capitalization. The information presented in the charts below is as of December 31, 2022 and 2021 and may differ from the basis on which base business management fees are calculated ($ in thousands):


As of December 31, 2022
$30,239,952
$11,273,106
$5,903,729
$5,698,191
$7,364,926
Historical Cost
$19,939,152
$9,093,152
$3,105,356
$4,504,774
$3,235,870
Market Capitalization
$19,939,152
$9,093,152
$3,105,356
$4,504,774
$3,235,870
Lower of
SVC
OPI
ILPT
DHC
As of December 31, 2021
$27,634,336
$12,306,220
$6,065,947
$1,897,426
$7,364,743
Historical Cost
$19,392,387
$8,651,159
$3,813,203
$2,470,395
$4,457,630
Market Capitalization
$18,819,418
$8,651,159
$3,813,203
$1,897,426
$4,457,630
Lower of

22
THE RMR GROUP

23 Notes to page 17 - CALCULATION OF NET INCOME MARGIN, ADJUSTED EBITDA MARGIN, DISTRIBUTABLE EARNINGS AND DISTRIBUTABLE EARNINGS PER SHARE (1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earns pursuant to its management agreements. These amounts are calculated pursuant to the contractual formulas and do not deduct other asset amortization of $2,354 for each of the three months ended December 31, 2022 and 2021, required to be recognized as a reduction to management services revenues in accordance with GAAP. (2) Under the RMR LLC operating agreement, RMR LLC is required to make quarterly pro rata cash distributions to RMR and its noncontrolling interest based on each’s estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For the three months ended December 31, 2022 and 2021, RMR LLC made required quarterly tax distributions as follows: NOTES (CONTINUED) ($ in thousands) 1Q'23 1Q'22 RMR LLC tax distributions to The RMR Group Inc. $ 4,255 $ 2,179 RMR LLC tax distributions to non-controlling interest 3,839 1,979 Total RMR LLC tax distributions to members $ 8,094 $ 4,158 Notes to page 12 – GAAP RESULTS: EARNINGS PER COMMON SHARE RMR calculates earnings per share (EPS), using the two-class method. As such, earnings attributable to unvested participating shares are excluded from earnings before calculating per share amounts. In addition, diluted EPS includes the assumed issuance of Class A Common Shares pursuant to RMR’s equity compensation plan using the treasury stock method and the issuance of Class A Common Shares related to the assumed redemption of the noncontrolling interest’s 15,000,000 Class A Units using the if-converted method. In computing the dilutive effect, if any, that the assumed redemption would have on EPS, RMR considered that net income available to holders of Class A Common Shares would increase due to elimination of the noncontrolling interest offset by any tax effect, which may be dilutive. For the three months ended December 31, 2022 and 2021, the assumed redemption of the 15,000,000 Class A Units is dilutive to earnings per share. (1) Income tax expense assumes the hypothetical conversion of the noncontrolling interest, which results in estimated tax rates of 29.8% and 28.4% for the three months ended December 31, 2022 and 2021, respectively.

24 • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM primarily includes: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and the Private Capital clients (excluding Sonesta), plus (ii) the gross book value of real estate assets, property and equipment of ALR, TA and Sonesta, excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment at SEVN. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. Generally Accepted Accounting Principles. • Managed Equity REITs includes Diversified Healthcare Trust (DHC), Industrial Logistics Properties Trust (ILPT), Office Properties Income Trust (OPI) and Service Properties Trust (SVC). • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital includes the Managed Equity REITs, Seven Hills Realty Trust (SEVN), AlerisLife Inc. (ALR) and TravelCenters of America Inc. (TA). • Private Capital primarily consists of private entities that own commercial real estate and Sonesta International Hotels Corporation (Sonesta). Some of the Managed Equity REITs own minority interests in certain of these entities. DEFINITIONS